Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations

Note 4—Discontinued operations

On Jan. 15, 2010, BNY Mellon sold MUNB, our former national bank subsidiary located in Florida. We applied discontinued operations accounting to this business. Summarized financial information for discontinued operations is as follows:

Discontinued operations
(in millions)	2012	2011	2010
Net interest revenue	$-	$-	$9
Noninterest expense:
Staff	-	-	4
Professional, legal and other purchased services	-	-	4
Net occupancy	-	-	1
Other	-	-	3
Total noninterest expense	-	-	12
Loss from operations	-	-	(3)
Loss on assets held for sale	-	-	(106)
Loss on sale of MUNB	-	-	(1)
Benefit for income taxes	-	-	(44)
Net (loss) from discontinued operations	$-	$-	$(66)

Certain loans were not sold as part of the MUNB transaction and are held-for-sale. Loans of $76 million at Dec. 31, 2012 are included in other assets on the balance sheet. These loans are recorded at the lower of cost or market. In 2012 and 2011, we recorded income of $44 million and $100 million, respectively, primarily related to gains from sales/paydowns and valuation changes on loans held-for-sale.

There were no assets or liabilities of discontinued operations at Dec. 31, 2012 and Dec. 31, 2011.

Results for 2010 included in these Financial Statements and Notes reflect continuing operations, unless otherwise noted.